                         OPPENHEIMER QUEST BALANCED FUND
                         Supplement dated September 13, 2005 to the
                             Prospectus dated February 28, 2005

This supplement amends the Prospectus as follows:

1.   The  paragraph  captioned  "Dividends"  under  the  heading  "Dividends,
Capital Gains and Taxes" on page 38 is deleted in its entirety and replaced with the following:

     DIVIDENDS.  The Fund intends to declare dividends separately for each class of shares  from net  investment  income  on a  quarterly  basis in March,  June,
September  and December on a date  selected by the Board of Trustees.  Dividends and  distributions  paid to Class A and Class Y shares will  generally be higher than  dividends  for Class B, Class C and Class N shares,  which  normally  have higher expenses than Class A and Class Y shares.  The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

September 13, 2005                                            PS0257.029